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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Statement of Additional
Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of (1) our report dated February 10, 1998 relating to the financial statements of Separate Account Nos. 195, 197, and 198 of The Equitable Life Assurance Society of the United for the year ended December 31, 1997; (2) our report dated February 10, 1998 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1997; and (3) our reports relating to the financial statement of the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax
Exempt Retirement Plans: Lifecycle Fund Group Trust - Conservative and
Lifecycle Fund Group Trust - Moderate (reports dated March 18, 1998), S&P Flagship Fund and S&P 500 Index Fund with Futures (Combined Financial Statements) (report dated March 11, 1998), Russell 2000 Fund and Russell 2000 Non-Lending Fund (Combined Financial Statements) (report dated March 14, 1998), Daily EAFE Fund and Daily EAFE Fund Non-Lending (Combined Financial Statement) (report dated February 27, 1998), Daily Government/Corporate Bond Fund (report dated March 17, 1998) and Short Term Investment Fund (report dated February 20,
1998), which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 10, 1998 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1997, which report appears in such Prospectus Supplement. We also consent to the references to us under the headings "Condensed Financial Information" and "Experts" in the Prospectus.


/s/ Price Waterhouse LLP
------------------------
    Price Waterhouse LLP
    New York, New York
    April 23, 1998